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                                                                     Exhibit 1.1

                                                                  EXECUTION COPY




                              WCI COMMUNITIES, INC.


              AND EACH OF THE GUARANTORS LISTED ON EXHIBIT A HERETO


                                  $250,000,000


                   10 5/8% Senior Subordinated Notes due 2011


                               Purchase Agreement


                                February 14, 2001


                                 UBS WARBURG LLC

                            BEAR, STEARNS & CO. INC.

                             FLEET SECURITIES, INC.
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                              WCI Communities, Inc.

                                  $250,000,000

                   10 5/8% Senior Subordinated Notes due 2011

                               PURCHASE AGREEMENT

                                                               February 14, 2001
                                                              New York, New York

UBS WARBURG LLC
BEAR, STEARNS & CO. INC.
FLEET SECURITIES, INC.
c/o UBS Warburg LLC
299 Park Avenue
New York, New York  10171

Ladies & Gentlemen:

         WCI Communities, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to UBS Warburg LLC ("UBS"), Bear, Stearns & Co. Inc. and Fleet Securities, Inc. (each, an "INITIAL PURCHASER" and, collectively, the "INITIAL PURCHASERS") $250,000,000 in aggregate principal amount of 10 5/8% Series A Senior Subordinated Notes due 2011 (the "SERIES A NOTES"), subject to the terms and conditions set forth herein. The Series A Notes will be issued pursuant to an indenture (the "INDENTURE"), to be dated the Closing Date (as defined), among the Company, the Guarantors (as defined) and The Bank of New York, as trustee (the "TRUSTEE"). The Notes (as defined) will be fully and unconditionally guaranteed (the "GUARANTEES") as to payment of principal, interest, premium and liquidated damages, if any, on an unsecured senior subordinated basis, jointly and severally by each entity listed on Exhibit A hereto (collectively, the "GUARANTORS"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

         1 Issuance of Securities. The Company proposes, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers an aggregate of $250,000,000 in principal amount of Series A Notes. The Series A Notes and the Series B Notes (as defined) issuable in exchange therefor are collectively referred to herein as the "NOTES."

         Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "ACT"), the Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:



                           THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S.
                  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),
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                  AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED
                  STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED
                  INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS
                  ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE
                  TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THE TIME
                  PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a) (1), (2), (3) or (7)
                  UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE FOR THIS SECURITY),
                  (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN ONE YEAR AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL
                  OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT
                  TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

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         2 Offering. The Series A Notes will be offered and sold to the Initial
Purchasers pursuant to an exemption from the registration requirements under the Act. The Company has prepared a preliminary offering memorandum, dated February 1, 2001 (the "PRELIMINARY OFFERING MEMORANDUM"), and a final offering memorandum, dated February 14, 2001 (the "OFFERING MEMORANDUM"), relating to the Company and its subsidiaries and the Series A Notes.

         The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "EXEMPT RESALES") of the Series A Notes on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBS") and (ii) non U.S. persons outside the United States in reliance upon Regulation S ("REGULATION S") under the Act (each, a "REG S INVESTOR"). The QIBs and the Reg S Investors are collectively referred to herein as the "ELIGIBLE PURCHASERS." The Initial Purchasers will offer the Series A Notes to such Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, for so long as such Series A Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "COMMISSION"), under the circumstances set forth therein, (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 10 5/8% Series B Senior Subordinated Notes due 2011 (the "SERIES B NOTES") and Guarantees thereof to be offered in exchange for the Series A Notes and Guarantees thereof (the "EXCHANGE OFFER") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Series A Notes, and to use their reasonable best efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer. This Agreement, the Notes, the Guarantees, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "OPERATIVE DOCUMENTS."

         3 Purchase, Sale and Delivery. (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amounts of Series A Notes set forth opposite the name of such Initial Purchasers on Exhibit B. The purchase price for the Series A Notes will be $974 per $1,000 principal amount Series A Note.

         (b) Delivery of the Series A Notes shall be made, against payment of the purchase price therefor, at the offices of Latham & Watkins, New York, New York or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on February 20 2001 or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the "CLOSING DATE."

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         (c) On the Closing Date, one or more Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate principal amount of the Series A Notes (the "GLOBAL NOTE") sold pursuant to Exempt Resales to Eligible Purchasers shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of same day funds, to an account designated by the Company, provided that the Company shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfer. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

         4 Agreements of the Company and the Guarantors. Each of the Company and the Guarantors covenants and agrees with the Initial Purchasers as follows:

                  (a) To advise the Initial Purchasers promptly upon becoming aware and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes or the related Guarantees for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company and the Guarantors shall use their reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Notes or the related Guarantees under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Notes or the related Guarantees under any state securities or Blue Sky laws, the Company and the Guarantors shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Company and the Guarantors consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                  (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum for a period of forty days from the Closing Date if in the opinion of counsel for the Initial Purchasers the Preliminary Offering Memorandum or the Offering Memorandum is required by law to be delivered in connection with Exempt Resales and in connection with market-making activities of the Initial Purchasers unless

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         the Initial Purchasers shall previously have been advised thereof and shall not have objected thereto in writing within a reasonable time after being furnished a copy thereof, unless in the opinion of Simpson Thacher & Bartlett, counsel to the Company, it is legally required to do so. The Company and the Guarantors shall for a period of forty days from the Closing Date promptly prepare, upon the Initial Purchasers' request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with such Exempt Resales or such market making activities.

                  (d) If, during the period referred to in 4(c) above, any event shall occur as a result of which, in the judgment of the Company and the Guarantors or in the reasonable opinion of counsel for the Company and the Guarantors or counsel for the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum to comply with applicable law, the Company agrees (i) to notify the Initial Purchasers and (ii) forthwith to prepare an appropriate amendment or supplement to such Preliminary Offering Memorandum or the Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Preliminary Offering Memorandum or the Offering Memorandum will comply with applicable law.

                  (e) To reasonably cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification or registration of the Series A Notes and the Guarantees thereof under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the distribution of the Series A Notes pursuant to Exempt Resales, which distribution shall not exceed forty days from the Closing Date; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject.

                  (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company and the Guarantors hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all agreements, correspondence and all other documents prepared and delivered in connection herewith,
         (iii) the issuance, transfer and

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         delivery of the Series A Notes and the Guarantees endorsed thereon to the Initial Purchasers, (iv) the qualification or registration of the Notes and the related Guarantees for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's and the Guarantors' counsel and accountants, (viii) all fees and expenses (including fees and expenses of counsel) of the Company and the Guarantors in connection with the approval of the Notes by DTC for "book-entry" transfer, (ix) rating the Notes by rating agencies, (x) unless otherwise paid by the Trustee with respect to its counsel, the reasonable fees and expenses of the Trustee and its counsel, (xi) the performance by the Company and the Guarantors of their other obligations under this Agreement and the other Operative Documents and (xii) "roadshow" travel and other expenses incurred by the Company in connection with the marketing and sale of the Notes.

                  (g) To use the proceeds from the sale of the Series A Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

                  (h) Unless otherwise required by law, not to voluntarily claim, and to reasonably resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

                  (i) To do and perform all reasonable things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Series A Notes.

                  (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Series A Notes or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

                  (k) For so long as any of the Notes remain outstanding and during any period in which the Company and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available, upon request, to any holder or beneficial owner of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                  (l) To cause the Exchange Offer to be made in the appropriate form to permit registered Series B Notes and the Guarantees thereof to be offered in exchange for the

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         Series A Notes and the Guarantees thereof and to comply in all material respects with all applicable federal and state securities laws in connection with the Exchange Offer.

                  (m) To comply in all material respects with all of its agreements set forth in the Registration Rights Agreement and all of its agreements set forth in the representation letters to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                  (n) With the cooperation of the Initial Purchasers, to effect the inclusion of the Notes in PORTAL and to obtain approval of the Series A Notes by DTC for "book-entry" transfer.

                  (o) During a period of three years following the Closing Date, to deliver without charge to the Initial Purchasers, as they may reasonably request, promptly upon their becoming available, copies of
         (i) all reports or other publicly available information that the Company and the Guarantors shall deliver to their security holders and
         (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company or any of its subsidiaries, including without limitation, press releases.

                  (p) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

                  (q) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes. Except as permitted by the Act, neither the Company nor any Guarantor will distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum, or
         (iii) other offering material in connection with the offering and sale of the Notes.

                  (r) To use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Guarantees thereof.

5 Representations and Warranties.

                  (a) The Company and the Guarantors, jointly and severally, represent and warrant to the Initial Purchasers that:

                  (i) The Preliminary Offering Memorandum as of its date does not, and the Offering Memorandum as of its date and as of the Closing Date does not and will not, and any supplement or amendment to them will not, contain any untrue statement of a

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         material fact or omit to state any material fact required to be stated
         therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company and the Guarantors in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                  (ii) Each of the Company and its subsidiaries (A) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization (B) has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum (other than Bay Colony -- Gateway, Inc. with respect to Arizona and California) and to own, lease and operate its properties, and (C) is duly qualified and is in good standing as a foreign corporation, limited partnership or limited liability company, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except in the case of clause (B) or (C) where the failure to have all requisite power and authority or to be so qualified would not reasonably be expected to (x) result, individually or in the aggregate, in a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), or affairs of the Company and its subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Notes or (z) draw into question the validity of this Agreement or any other Operative Document or the transactions described in the Offering Memorandum under the caption "Use of Proceeds" or, in any material respect, the transactions described under the fifth and sixth paragraphs under the caption "Recent Developments" (any of the events set forth in clauses
         (x), (y) or (z), a "MATERIAL ADVERSE Effect").

                  (iii) The Company has no subsidiaries other than the entities listed on Exhibit C attached hereto and the Company has not invested in any Joint Ventures other than the entities listed on Exhibit C hereto.

                  (iv) All of the outstanding capital stock of each subsidiary of the Company is owned, directly or indirectly, by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance, except for any such security interest, claim, lien, limitation on voting rights or encumbrance disclosed in the Offering Memorandum; and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

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                  (v) Each material joint venture, partnership and material
         limited liability company in which the Company or any subsidiary has an interest is listed on Exhibit C hereto, other than Bighorn Development, L.P. (collectively, the "JOINT VENTURES"), and (A) has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, (B) has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (C) is duly qualified and is in good standing as a foreign limited partnership or limited liability company, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

                  (vi) Other than as disclosed in the Offering Memorandum, there are not currently any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company's subsidiaries.

                  (vii) When the Series A Notes and the Guarantees thereof are issued and delivered pursuant to this Agreement, no Series A Note or Guarantee thereof will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or any Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                  (viii) Each of the Company and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes and to issue and deliver the related Guarantees as provided herein and therein.

                  (ix) This Agreement has been duly and validly authorized, executed and delivered by the Company and each Guarantor and is the legal, valid and binding agreement of the Company and each Guarantor, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (x) The Indenture has been duly and validly authorized by the Company and each Guarantor and, when duly executed and delivered by the Company and each Guarantor, will be the legal, valid and binding agreement of the Company and each Guarantor, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), and the

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         rules and regulations of the Commission applicable to an indenture which is qualified thereunder. The Offering Memorandum contains a summary of certain terms of the Indenture, which is accurate in all material respects.

                  (xi) The Registration Rights Agreement has been duly and validly authorized by the Company and each Guarantor and, when duly executed and delivered by the Company and each Guarantor, will be the legal, valid and binding obligation of the Company and each Guarantor, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of certain terms of the Registration Rights Agreement, which is accurate in all material respects.

                  (xii) The Series A Notes have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (xiii) The Guarantees of the Series A Notes have been duly and validly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a summary of certain terms of the Guarantees, which is accurate in all material respects.

                  (xiv) The Series B Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (xv) The Guarantees of the Series B Notes have been duly and validly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Series B Notes have been issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (xvi) The Credit Agreement has been duly and validly authorized by the Company and each subsidiary party thereto and is the legal, valid and binding obligation of the Company and each subsidiary party thereto, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (xvii) Each of the Company, its subsidiaries and the Joint Ventures (other than Bighorn Development L.P.) is not and, after giving effect to the Offering, will not be, (A) in violation of its charter or bylaws, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, which singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (C) in violation of any local, state, federal or foreign law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to it or any of its assets or properties (whether owned or leased), which singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Except as could not reasonably be expected to have a Material Adverse Effect to the best knowledge of the Company and the Guarantors, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument.

                  (xviii) Except as could not reasonably be expected to have a Material Adverse Effect none of (A) the execution, delivery or performance by the Company or any Guarantor of this Agreement or any of the other Operative Documents to which it is a party and (B) the issuance and sale of the Notes and the issuance of the Guarantees, violates, conflicts with or constitutes a breach of any of the terms or provisions of, or will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default under), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries, or an acceleration of any indebtedness of the Company or any of its subsidiaries pursuant to, (1) the charter or bylaws of the Company or any of its subsidiaries, (2) any bond, debenture, note, indenture, mortgage, contract, license, lease, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound, (3) any statute, rule or regulation applicable to the Company or any of its subsidiaries or any of their assets or properties or (4) any judgment, injunction, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties, except the liens and encumbrances imposed by the Senior Facility and the consents to issuance of the Notes and related Guarantees pursuant to the Senior Facility and such other consents or waivers which have been obtained or will be obtained prior to the Closing Date. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency or (B) any other person is required for (1) the execution, delivery and performance by each of the Company and the Guarantors of this Agreement or any of the other Operative Documents to which it is a party or (2) the issuance and sale of the Notes, the issuance of the Guarantees and the transactions contemplated hereby and thereby, except such as have been or will be obtained and made on or prior to the Closing Date (or, in the case of the Registration Rights Agreement, will be obtained and made under the Act, the Trust Indenture Act, and state securities or Blue Sky laws and regulations).

                  (xix) Except as otherwise disclosed in the Offering Memorandum, there is (A) no action, suit, investigation, litigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company and the Guarantors, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries, is or may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its subsidiaries is or may be subject or to which the business, assets or property of the Company or any of its subsidiaries is or may be subject, that, in the case of clauses (A), (B) and (C) above, could reasonably be expected to have a Material Adverse Effect.

                  (xx) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Notes or the Guarantees or prevents or suspends the use of the Offering Memorandum to the knowledge of the Company; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or the Guarantees or prevents or suspends the sale of the Notes or the Guarantees in any jurisdiction referred to in Section 4(e) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

                  (xxi) There is (A) no significant unfair labor practice complaint pending against the Company or any of its subsidiaries nor, to the best knowledge of the Company and the Guarantors, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries or, to the best knowledge of the Company and the Guarantors, threatened against any of them, (B) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries nor, to the best knowledge of the Company and the Guarantors, threatened against any of them and (C) to the best knowledge of the Company and the Guarantors, no union representation question existing with respect to the employees of the Company or any of its subsidiaries. To the best knowledge of the Company and the Guarantors, no collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries. None of the Company or any of its subsidiaries has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, except those violations that could not reasonably be expected to have a Material Adverse Effect.

                  (xxii) None of the Company or any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "ENVIRONMENTAL LAWS"), which violation could reasonably be expected to have a Material Adverse Effect.

                  (xxiii) There is no alleged liability, or to the best knowledge of the Company and the Guarantors, potential liability (including, without limitation, alleged or potential liability or investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of the Company or any of its subsidiaries arising out of, based on or resulting from (A) the presence or release into the environment of any Hazardous Material (as defined) at any location, whether or not owned by the Company or such subsidiary, as the case may be, or (B) any violation or alleged violation of any Environmental Law, which alleged or potential liability is required to be disclosed in the Offering Memorandum, other than as disclosed therein, or could reasonably be expected to have a Material Adverse Effect. The term "HAZARDOUS MATERIAL" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl, and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical material, waste or substance.

                  (xxiv) Each of the Company and its subsidiaries has such permits, licenses, franchises, entitlements and authorizations of governmental or regulatory authorities ("PERMITS"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its businesses, except where the failure to have such permits could not reasonably be expected to have a Material Adverse Effect; except as could not reasonably be expected to have a Material Adverse Effect, each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such permit; and, except as described in the Offering Memorandum, such permits contain no restrictions that are materially burdensome to the Company or such subsidiary, as the case may be.

                  (xxv) Except as could not reasonably be expected to have a Material Adverse Effect, or as disclosed in the Offering Memorandum each of the Company and its subsidiaries has (A) good and marketable title in fee simple to all of the properties (excluding land banks, certain golf clubs, homeowner associations and district properties), including improvements thereon, and assets described in the Offering Memorandum as so owned by it, free and clear of all liens, charges, encumbrances and restrictions, other than in the ordinary course of business consistent with past practice, (B) possession under all material leases to which any of them is a party as lessee and each of which lease is valid and binding and no default exists thereunder, (C) all licenses, certificates, permits, authorizations, approvals, franchises, entitlements and other rights from, and has made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts and other tribunals (each, an "AUTHORIZATION") necessary to engage in the business conducted by any of them in the manner described in the Offering Memorandum, and (D) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization and no knowledge of any pending or threatened condemnation proceedings, zoning changes or other similar proceedings or actions that would effect the size, use of, improvements on, construction on or access to any of the properties belonging to the Company or any of its subsidiaries. All such Authorizations are valid and in full force and effect and each of the Company and its subsidiaries is in compliance in all respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto, except as could not reasonably be expected to have a Material Adverse Effect. Each of the properties, belonging to the Company or any Subsidiary, complies with all applicable codes, laws and regulations (including without limitation, building and zoning laws) except to the extent disclosed in the Offering Memorandum and except for such failures to comply that would not reasonably be expected to result in a Material Adverse Effect. No person, except as disclosed in the Offering Memorandum, has an option or right of first refusal to purchase all or a material part of any material property, belonging to the Company or any Subsidiary, or any interest therein, except as occurs in the ordinary course of the Company's business.

                  (xxvi) Except as would not reasonably be expected to have a Material Adverse Effect, each of the Company and its subsidiaries owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "INTELLECTUAL PROPERTY") presently employed by it in connection with the businesses now operated by it, free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person, and none of the Company or any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. The use of the Intellectual Property in connection with the business and operations of the Company or any of its subsidiaries does not infringe on the rights of any person, except such infringements as could not reasonably be expected to have a Material Adverse Effect.

                  (xxvii) All material tax returns required to be filed by the Company or any of its subsidiaries in all jurisdictions have been so filed, except for those with respect to which extensions have been granted, and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, including in certain cases payments based upon good faith estimates of the Company, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the knowledge of the Company and the Guarantors, there are no proposed additional tax assessments against the Company or any of its subsidiaries, or the assets or property of the Company or any of its subsidiaries, except those tax assessments for which adequate reserves have been established or with respect to which would not reasonably be expected to be a Material Adverse Effect.

                  (xxviii) Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C), where appropriate, access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                  (xxix) Each of the Company and its subsidiaries maintains insurance covering its properties, operations, personnel and businesses, insuring against such losses and risks as are customary for similar businesses. None of the Company or any of its subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance.

                  (xxx) None of the Company or any of its subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

                  (xxxi) There are no holders of securities of the Company or any of its subsidiaries who, by reason of the execution by the Company or any of the Guarantors of this Agreement or any other Operative Document to which it is a party or the consummation by the Company or any of the Guarantors of the transactions contemplated hereby and thereby, have the right to request or demand that the Company or any of its subsidiaries register under the Act or analogous foreign laws and regulations securities held by them other than pursuant to the Registration Right Agreement.

                  (xxxii) None of the Company or any of its subsidiaries has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Notes or (B) since the date of the Preliminary Offering Memorandum (1) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Notes or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or any of its subsidiaries.

                  (xxxiii) The accountants who have certified or will certify the financial statements included or to be included as part of the Offering Memorandum are independent accountants as required by the Act.

                  (xxxiv) The historical financial statements, together with related schedules and notes thereto, comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act and present fairly in all material respects the financial position and results of operations of the Company and its subsidiaries and of Florida Design Communities, Inc. and its related entities at the dates and for the periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The other financial and statistical information and data included in the Offering Memorandum derived from the historical financial statements, are accurately presented in all material respects and prepared on a basis consistent with the financial statements included in the Offering Memorandum and the books and records of the Company, its subsidiaries and of Florida Design Communities, Inc. and its related entities.

                  (xxxv) No registration under the Act of the Series A Notes or the Guarantees thereof is required for the sale of the Series A Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (A) that the purchasers who buy the Series A Notes in the Exempt Resales are Eligible Purchasers and (B) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Series A Notes to the Initial Purchasers and the Exempt Resales contained herein. No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company or any of the Guarantors or any of their representatives (other than the Initial Purchasers, as to which the Company and the Guarantors make no representation or warranty) in connection with the offer and sale of any of the Series A Notes or the Guarantees thereof or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Notes have been issued and sold by the Company or any of its subsidiaries within the six-month period immediately prior to the date hereof.

                  (xxxvi) The execution and delivery of this Agreement, the other Operative Documents and the sale of the Series A Notes to be purchased by Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986. The representation made by the Company and the Guarantors in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by Eligible Purchasers as set forth in the Offering Memorandum under the caption "Notice to Investors."

                  (xxxvii) The statistical and market-related data included in the Offering Memorandum, including but not limited to the data in the Section entitled "Florida Real Estate Market," are based on or derived from sources which the Company and the Guarantors believe to be reliable and accurate in all material respects.

                  (xxxviii) Since the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, (i) there has not been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company or any of its subsidiaries from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any of its subsidiaries on any class of its capital stock, except for dividends paid by the Company to Watermark to enable Watermark to pay the subordinated notes of Watermark held by Communities Finance Company, LLC and (iii) none of the Company or any of its subsidiaries shall have incurred any liabilities or obligations other than in the ordinary course consistent with past practice, direct or contingent, that are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum nor have any of the Company or its subsidiaries entered into a transaction not in the ordinary course of business. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any change, or any development which, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                  (xxxix) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

                  (xl) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

                  (xli) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes and all such persons will comply with the offering restrictions requirement contained in Regulation S, to the extent applicable.

                  (xlii) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  (xliii) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Notes, the application of the proceeds from the issuance and sale of the Notes and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System.

                  (xliv) Neither the Company nor any Guarantor intends to, nor believes that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Company and each Guarantor exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. The assets of the Company and each Guarantor do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Upon the issuance of the Notes and the Guarantees, the present fair saleable value of the assets of the Company and each Guarantor will exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. Upon the issuance of the Notes and the Guarantees, the assets of the Company and each Guarantor will not constitute unreasonably small capital to carry out its business as now conducted, including the capital needs of the Company and such Guarantor, taking into account the projected capital requirements and capital availability.

                  (xlv) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and its subsidiaries and any other person that would give rise to a valid claim against the Company or any of its subsidiaries or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

                  (xlvi) Except as discussed in the Offering Memorandum, there are no business relationships or related party transactions required to be disclosed therein pursuant to Item 404 of Regulation S-K of the Commission (assuming for purposes of this paragraph that Regulation S-K is applicable to the Offering Memorandum).

                  (xlvii) Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor, as the case may be, to the Initial Purchasers as to the matters covered thereby.

         Each of the Company and the Guarantors acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and the Guarantors and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

                  (b) Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Company and the Guarantors and agrees that:

                  (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                  (ii) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to (i) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (ii) in offshore transactions in reliance upon, and in compliance with, Regulation S under the Act.

                  (iii) No form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (iv) Such Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Such Initial Purchaser further (A) agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs or Reg S Investors and (B) acknowledges and agrees that, in the case of such QIBs or Reg S Investors, such Series A Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only (1) to the Company or any subsidiary thereof, (2) pursuant to a registration statement which has been declared effective under the Act, (3) to a person it reasonably believes is a "Qualified Institutional Buyer" as defined in Rule 144A in a transaction meeting the requirements of Rule 144A, (4) pursuant to offers and sales to Non-U.S. Persons that occur outside the United States in a transaction meeting the requirements of Rule 904 under the Act, (5) to an Institutional "Accredited Investor" (as defined in Rule 501 (a)(1), (2), (3) or (7) under the Act) in a transaction meeting the requirements of Rule 144 under the Act, or (6) pursuant to any other available exemption from the registration requirements under the Act (and in the case of a transfer pursuant to clause (5) or (6), based on an opinion of counsel if the company so requests), subject in each of the foregoing cases to applicable securities laws of any state of the United States or any other applicable jurisdiction, and (C) acknowledges that it will, and each subsequent holder is required to, notify any purchaser from it of the security evidenced thereby of the resale restrictions set forth in (B) above.

                  (v) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged and will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Guarantees thereof.

                  (vi) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (vii) The sale of Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  (viii) At or prior to the confirmation of sale of any Series A Notes sold in reliance on Regulation S, it will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Series A Notes from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them in Regulation S."

                  (ix) It has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Series A Notes, except with its affiliates or with the prior written consent of the Issuer.

                  (x) It has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Series A Notes or has in its possession or has distributed the Preliminary Offering Memorandum or Offering Memorandum.

                  (xi) Each Initial Purchaser further represents and agrees that
         (a) it has not offered or sold and prior to the date six months after the date of issue of the Series A

         Notes will not offer or sell any Series A Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has complied, and will comply, with all applicable provisions of the Financial Services Act of 1986 of Great Britain with respect to anything done by it in relation to the Series A Notes in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Series A Notes to a person who is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

                  (xii) Each Initial Purchaser agrees that it will not offer, sell or deliver any of the Series A Notes in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take whatever action is required to permit its purchase and resale of the Series A Notes in such jurisdictions. Each Initial Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

         The Initial Purchasers acknowledge that the Company and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and the Guarantors and counsel for the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         6 Indemnification.

                  (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Initial Purchaser, (ii) each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of any Initial Purchaser or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all reasonable amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (A) neither the Company nor any Guarantor will be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company and the Guarantors in writing by or on behalf of the Initial Purchasers expressly for use therein, and (B) neither the Company nor any Guarantor shall be liable to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum if an Initial Purchaser failed to deliver the Offering Memorandum that was made available by the Company for delivery to the person or persons asserting the claim which is the basis of indemnification and such Offering Memorandum cured such defect. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including under this Agreement.

                  (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless (i) the Company and the Guarantors, (ii) each person, if any, who controls the Company or any of the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and (iii) the officers, directors, partners, employees, representatives and agents of the Company and the Guarantors, against any losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all reasonable amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company and the Guarantors in writing by or on behalf of any Initial Purchaser expressly for use therein; provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser, as set forth in the Section entitled "Plan of Distribution" of the Offering Memorandum. This indemnity will be in addition to any liability which any Initial Purchaser may otherwise have, including under this Agreement.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action,
         (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after written notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above, shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent; provided, however, that such consent was not unreasonably withheld.

         7 Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from an indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, liabilities, claims, damages and expenses suffered by the Company or any Guarantor, any contribution received by the Company and the Guarantors from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company or any of the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, the Guarantors and any Initial Purchaser may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Series A Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of Series A Notes (net of discounts but before deducting expenses) received by the Company and the Guarantors and (ii) the discounts and commissions received by the Initial Purchasers, respectively. The relative fault of the Company and the Guarantors, on the one hand, and of the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, any Guarantor or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Initial Purchaser be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Series A Notes purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls any Initial Purchaser within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of any Initial Purchaser or any controlling person shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company and the Guarantors, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify in writing such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent.

         8 Conditions of Initial Purchasers' Obligations. The obligations of each Initial Purchaser to purchase and pay for the Series A Notes, as provided herein, shall be subject to the satisfaction of the following conditions:

                  (a) All of the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. For purposes of this Section 8(a) representations and warranties which are qualified by "material," "Material Adverse Effect" or "in all material respects" or the like shall be true and correct in all material respects. The Company and each Guarantor shall have performed or complied in all material respects with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

                  (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 2:00 p.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Series A Notes or the Guarantees thereof in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, threatened.

                  (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Series A Notes or the Guarantees thereof; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company and the Guarantors, threatened against, the Company or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

                  (d) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company or any of its subsidiaries from that set forth in the Offering Memorandum, (ii) other than as set forth or contemplated in the Offering Memorandum, no dividend or distribution of any kind shall have been declared, paid or made by the Company or any of its subsidiaries on any class of its capital stock, except for dividends paid by the Company to Watermark to enable Watermark to pay the subordinated notes of Watermark held by Communities Finance Company, LLC and (iii) none of the Company or any of its subsidiaries shall have incurred any liabilities or obligations other than in the ordinary course of business consistent with past practice, direct or contingent, that are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the business, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

                  (e) The Initial Purchasers shall have received certificates, dated the Closing Date, signed on behalf of the Company and each Guarantor, in form and substance satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8 and that, as of the Closing Date, the obligations of the Company and such Guarantor, as the case may be, to be performed hereunder on or prior thereto have been duly performed in all material respects.

                  (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, of each of Simpson Thacher & Bartlett, Schwartz & Freeman, and Vivian Hastings, Esq., counsel for the Company and the Guarantors, substantially to the effect set forth in Exhibits E, F and G, respectively, hereto.

                  (g) At the time this Agreement is executed and at the Closing Date, the Initial Purchasers shall have received from PricewaterhouseCoopers LLC and KPMG LLP, independent public accountants, customary comfort letters addressed to the Initial Purchasers dated as of the date of this Agreement and as of the Closing Date, and in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Offering Memorandum.

                  (h) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Latham & Watkins, counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions.

                  (i) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  (j) Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

                  (k) The Company, the Guarantors and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (l) The Company, the Guarantors and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (m) The Company and the Guarantors shall have entered into Tax Allocation Agreements (as defined in the Offering Memorandum), in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (n) The Company shall have received all consents or waivers required under the Senior Facility all in form and substance reasonably satisfactory to the Initial Purchasers.

                  (o) The Company shall have received all consents required under the Investor's Agreement dated as of November 30, 1998, as amended, all in form and substance reasonably satisfactory to the Initial Purchasers.

                  (p) The Company shall have received all consents or waivers required, if any, under the iStar Loan (as defined in the "Description of Notes" section of the Offering Memorandum), all in form and substance reasonably satisfactory to the Initial Purchasers.

                  (q) The Company shall have entered into a subordination agreement with respect to the Watermark Subordinated Debt as defined in the "Description of Notes" section of the Offering Memorandum between Watermark Communities Inc. ("WATERMARK") and The Bank of New York, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (r) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

                  (s) The Notes shall have been approved for trading on PORTAL.

                  (t) All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company and the Guarantors will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers. The Company and the Guarantors shall furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as it shall reasonably request.

         9 Initial Purchasers' Information. The Company and the Guarantors acknowledge that the statements with respect to the offering of the Series A Notes set forth in the fifth paragraph of the Section entitled "Plan of Distribution" in the Offering Memorandum constitute the only information relating to any of the Initial Purchasers furnished to the Company and the Guarantors in writing by or on behalf of the Initial Purchasers expressly for use in the Offering Memorandum.

         10 Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers, the Company and the Guarantors contained in this Agreement, including, but not limited to, the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers, any controlling person thereof, or by or on behalf of the Company, the Guarantors or any controlling person thereof, and shall survive delivery of and payment for the Series A Notes to and by the Initial Purchasers. The agreements contained in Sections 4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

         11       Effective Date of Agreement; Termination.

                  (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

                  (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Company or any of the Guarantors if, on or prior to such date, (i) the Company or any of the Guarantors shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchasers, any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, net worth, results of operations or cash flows of the Company and its subsidiaries, taken as a whole, other than as set forth in the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's or any Guarantor's securities or for securities in general; or (B) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange or the Nasdaq National Market, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, makes it inadvisable or impracticable to proceed with the delivery of the Series A Notes as contemplated hereby.

                  (c) Any notice of termination pursuant to this Section 11 shall be by telephone or facsimile and, in either case, confirmed in writing by letter.

                  (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to clause (iv) of Section 11(b) or Section 11(e), in which case each party will be responsible for its own expenses), or if the sale of the Series A

         Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or comply with any provision hereof, the Company and the Guarantors shall reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of the Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

                  (e) If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Notes set forth opposite its name in Exhibit B bears to the aggregate principal amount of the Series A Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as UBS may specify, to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to Section 3 hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either UBS or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

         12 Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to UBS Warburg LLC, 299 Park Avenue, New York, New York 10171, Attention: Corporate Finance Department, telecopy number: (212) 821-6136, with a copy to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022, Attention: Raymond Lin, telecopy number: (212) 751-4864; and if sent to the Company and the Guarantors, shall be mailed, delivered, telecopied and confirmed in writing or sent by a nationally recognized overnight courier service guaranteeing delivery on the next business day to WCI Communities, Inc. 24301 Walden Center Drive, Suite 300, Bonita Springs, FL 34134, Attention: Chief Financial Officer, telecopy number: (941) 498-8338, with a copy to Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, Attention:
John Tehan, telecopy number: (212) 455-2502.

         13 Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Company, the Guarantors and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

         14 Construction. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York.

         15 Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

         16 Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

                           [Signature page to follow]

         If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Company and the Guarantors please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                               Very truly yours,

                               WCI COMMUNITIES, INC.


                               By:      /s/   Steven C. Adelman
                                  --------------------------------------------
                                  Name: Steven C. Adelman
                                  Title: Senior Vice President



                               BAY COLONY-GATEWAY, INC.


                               By:   /s/   Steven C. Adelman
                                  ----------------------------------------------
                                  Name:   Steven C. Adelman
                                  Title:  Senior Vice President



                               FINANCIAL RESOURCES GROUP, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President



                               FIRST FIDELITY TITLE, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President

                               FLORIDA LIFESTYLE MANAGEMENT COMPANY


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President



                               LIVINGSTON NAPLES, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President



                               LIVINGSTON ROAD, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President



                               PANTHER DEVELOPMENTS, LLC


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President



                               SUN CITY CENTER GOLF PROPERTIES, INC.


                               By:   /s/   Vivien N. Hastings
                                  ----------------------------------------------
                                  Name:   Vivien N. Hastings
                                  Title:  Secretary

                               SUN CITY CENTER REALTY, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President



                               WATERMARK REALTY, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President



                               WI ULTRACORP OF FLORIDA, INC.


                               By:   /s/   George R. Page
                                  ----------------------------------------------
                                  Name:   George R. Page
                                  Title:  Vice President



                               THE COLONY AT PELICAN LANDING GOLF CLUB, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vie President



                               COMMUNITIES AMENITIES, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President

                               COMMUNITIES HOME BUILDERS, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President



                               GATEWAY COMMUNICATIONS SERVICES, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President



                               JYC HOLDINGS, INC.


                               By:   /s/   George R. Page
                                  ----------------------------------------------
                                  Name:   George R. Page
                                  Title:  President



                               MARBELLA AT PELICAN BAY, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President



                               PELICAN LANDING GOLF RESORT VENTURES, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President

                               SARASOTA TOWER, INC.


                               By:   /s/   George R. Page
                                  ----------------------------------------------
                                  Name:   George R. Page
                                  Title:  President



                               TARPON COVE YACHT & RACQUET CLUB, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                    Name:   James D. Cullen
                                    Title:  Vice President



                               TIBURON GOLF VENTURES, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President



                               WATERMARK POOLS, INC.


                               By:   /s/   Thomas McCall
                                  ----------------------------------------------
                                  Name:   Thomas McCall
                                  Title:  Secretary



                               WATERMARK REALTY REFERRAL, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President

                               WCI COMMUNITIES PROPERTY MANAGEMENT, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President



                               WCI GOLF GROUP, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President



                               WCI REALTY, INC.


                               By:   /s/   James D. Cullen
                                  ----------------------------------------------
                                  Name:   James D. Cullen
                                  Title:  Vice President



                               BAY COLONY REALTY ASSOCIATES, INC.


                               By:   /s/   Vivien N Hastings
                                  ----------------------------------------------
                                  Name:   Vivien N. Hastings
                                  Title:  Secretary




                               BAY COLONY OF NAPLES, INC.


                               By:   /s/   Vivien N. Hastings
                                  ----------------------------------------------
                                  Name:   Vivien N. Hastings
                                  Title:  Secretary

                               CORAL RIDGE COMMUNITIES, INC.


                               By:   /s/   Vivien N. Hastings
                                  ----------------------------------------------
                                  Name:   Vivien N. Hastings
                                  Title:  Secretary



                               CORAL RIDGE PROPERTIES, INC.


                               By:   /s/   Vivien N. Hastings
                                  ----------------------------------------------
                                  Name:   Vivien N. Hastings
                                  Title:  Secretary



                               CORAL RIDGE REALTY, INC.


                               By:   /s/   Vivien N. Hastings
                                  ----------------------------------------------
                                  Name:   Vivien N. Hastings
                                  Title:  Secretary



                               CORAL RIDGE REALTY SALES, INC.


                               By:   /s/   Vivien N. Hastings
                                  ----------------------------------------------
                                  Name:   Vivien N. Hastings
                                  Title:  Secretary



                               FLORIDA DESIGN COMMUNITIES, INC.


                               By:   /s/   Vivien N. Hastings
                                  ----------------------------------------------
                                  Name:   Vivien N. Hastings
                                  Title:  Secretary

                               FLORIDA NATIONAL PROPERTIES, INC.


                               By:   /s/   Steven C. Adelman
                                  ----------------------------------------------
                                  Name:   Steven C. Adelman
                                  Title:  Treasurer



                               GATEWAY COMMUNITIES, INC.


                               By:   /s/   Steven C. Adelman
                                  ----------------------------------------------
                                  Name:   Steven C. Adelman
                                  Title:  Treasurer



                               GATEWAY REALTY SALES, INC.


                               By:   /s/   Steven C. Adelman
                                  ----------------------------------------------
                                  Name:   Steven C. Adelman
                                  Title:  Treasurer



                               HERON BAY, INC.


                               By:   /s/   Steven C. Adelman
                                  ----------------------------------------------
                                  Name:   Steven C. Adelman
                                  Title:  Treasurer



                               HERON BAY GOLF COURSE PROPERTIES, INC.


                               By:   /s/   Steven C. Adelman
                                  ----------------------------------------------
                                  Name:   Steven C. Adelman
                                  Title:  Treasurer

                               PELICAN BAY PROPERTIES, INC.


                               By:   /s/   Steven C. Adelman
                                  ----------------------------------------------
                                  Name:   Steven C. Adelman
                                  Title:  Treasurer



                               PELICAN LANDING COMMUNITIES, INC.


                               By:   /s/   Steven C. Adelman
                                  ----------------------------------------------
                                  Name:   Steven C. Adelman
                                  Title:  Treasurer



                               PELICAN LANDING PROPERTIES, INC.


                               By:   /s/   Steven C. Adelman
                                  ----------------------------------------------
                                  Name:   Steven C. Adelman
                                  Title:  Treasurer



                               PELICAN MARSH PROPERTIES, INC.


                               By:   /s/   Steven C. Adelman
                                  ----------------------------------------------
                                  Name:   Steven C. Adelman
                                  Title:  Treasurer



                               TARPON COVE REALTY, INC.


                               By:   /s/   Steven C. Adelman
                                  ----------------------------------------------
                                  Name:   Steven C. Adelman
                                  Title:  Treasurer

                               WCI HOMES, INC.


                               By:   /s/   Richard Vendermeer
                                  ----------------------------------------------
                                  Name:   Richard Vandermeer
                                  Title:  Vice President



                               COMMUNITIES FINANCE COMPANY, LLC


                               By:   /s/   Vivien N. Hastings
                                  ----------------------------------------------
                                  Name:   Vivien N. Hastings
                                  Title:  Vice President

Accepted and agreed to as of
the date first above written:

UBS WARBURG LLC



By: _________________________________
    Name:
    Title:



BEAR, STEARNS & CO. INC.



By: _________________________________
    Name:
    Title:



FLEET SECURITIES, INC.



By: _________________________________
    Name:
    Title:

                                    EXHIBIT A

                                   GUARANTORS

     Bay Colony-Gateway, Inc.
     Financial Resources Group, Inc.
     First Fidelity Title, Inc.
     Florida Lifestyle Management Company
     Livingston Naples, Inc.
     Livingston Road, Inc.
     Panther Developments, LLC
     Sun City Center Golf Properties, Inc.
     Sun City Center Realty, Inc.
     Watermark Realty, Inc.
     WI Ultracorp of Florida, Inc.
     The Colony at Pelican Landing Golf Club, Inc.
     Communities Amenities, Inc.
     Communities Home Builders, Inc.
     Gateway Communications Services, Inc.
     JYC Holdings, Inc.
     Marbella at Pelican Bay, Inc.
     Pelican Landing Golf Resort Ventures, Inc.
     Sarasota Tower, Inc.
     Tarpon Cove Yacht & Racquet Club, Inc.
     Tiburon Golf Ventures, Inc.
     Watermark Pools, Inc.
     Watermark Realty Referral, Inc.
     WCI Communities Property Management, Inc.
     WCI Golf Group, Inc.
     WCI Realty, Inc.
     Bay Colony Realty Associates, Inc.
     Bay Colony of Naples, Inc.
     Coral Ridge Communities, Inc.
     Coral Ridge Properties, Inc.
     Coral Ridge Realty, Inc.
     Coral Ridge Realty Sales, Inc.
     Florida Design Communities, Inc. (fka WCI Lifestyles Realty, Inc.) Florida National Properties, Inc.
     Gateway Communities, Inc.
     Gateway Realty Sales, Inc.
     Heron Bay, Inc.
     Heron Bay Golf Course Properties, Inc.
     Pelican Bay Properties, Inc.
     Pelican Landing Communities, Inc.
     Pelican Landing Properties, Inc.
     Pelican Marsh Properties, Inc.
     Tarpon Cove Realty, Inc.
     WCI Homes, Inc.
     Communities Finance Company, LLC

                                    EXHIBIT B

          Initial Purchasers                                                          Principal Amount
          ------------------                                                              of Notes
                                                                                          --------
           UBS Warburg LLC......................................................        $170,000,000
           Bear, Stearns & Co. Inc..............................................          40,000,000
           Fleet Securities, Inc................................................          40,000,000
                                                                                        ------------
           Total................................................................        $250,000,000
                                                                                        ============

                                    EXHIBIT C

               WHOLLY-OWNED SUBSIDIARIES OF WCI COMMUNITIES, INC.

Bay Colony-Gateway, Inc.
Financial Resources Group, Inc.
First Fidelity Title, Inc.
Florida Lifestyle Management Company
Livingston Naples, Inc.
Livingston Road, Inc.
Panther Developments, LLC
Sun City Center Golf Properties, Inc.
Sun City Center Realty, Inc.
Watermark Realty, Inc.
WI Ultracorp of Florida, Inc.

              WHOLLY-OWNED SUBSIDIARIES OF BAY COLONY-GATEWAY, INC.

Bay Colony Realty Associates, Inc.
Bay Colony of Naples, Inc.
The Colony at Pelican Landing Golf Club, Inc.
Communities Amenities, Inc.
Communities Finance Company, LLC
Communities Home Builders, Inc.
Coral Ridge Communities, Inc.
Coral Ridge Properties, Inc.
Coral Ridge Realty, Inc.
Coral Ridge Realty Sales, Inc.
Florida Design Communities, Inc.
Florida National Properties, Inc.
Gateway Communities, Inc.
Gateway Communications Services, Inc.
Gateway Realty Sales, Inc.
Heron Bay, Inc.
Heron Bay Golf Course Properties, Inc.
JYC Holdings, Inc.
Marbella at Pelican Bay, Inc.
Pelican Bay Properties, Inc.
Pelican Landing Communities, Inc.
Pelican Landing Golf Resort Ventures, Inc.
Pelican Landing Properties, Inc.
Pelican Marsh Properties, Inc.
Sarasota Tower, Inc.
Tarpon Cove Realty, Inc.
Tarpon Cove Yacht & Racquet Club, Inc.
Tiburon Golf Ventures, Inc.
Watermark Realty Referral, Inc.
WCI Communities Property Management, Inc.
WCI Golf Group, Inc.

WCI Homes, Inc.
WCI Realty, Inc.
Wildcat Run of Lee County, Inc.

Notes:
-----

* Not-for-profit homeowner associations and clubs are not included in this list.

                    JOINT VENTURES AND PARTNERSHIP INTERESTS

         Bighorn Development, L.P.

         Gateway / Jones Communications, Ltd.

         *Norman Estates at Tiburon, Inc., the General Partner of Norman Estates at Tiburon Limited Partnership, is owned 50/50 by Bay Colony-Gateway, Inc. and Medallist Operations, Inc.

         Norman Estates at Tiburon Limited Partnership

         Pelican Isle Yacht Club Partners, Ltd.

         Pelican Landing Golf Resort Venture Limited Partnership

         Pelican Landing Timeshare Ventures Limited Partnership

         Tiburon Golf Venture Limited Partnership

         Walden Woods Business Center, Ltd.

                                    EXHIBIT E

                  Form of Opinion of Simpson Thacher & Bartlett

                                    EXHIBIT F

                      Form of Opinion of Schwartz & Freeman

                                    EXHIBIT G

                    Form of Opinion of Vivian Hastings, Esq.

                                      F-2